                                                         EXHIBIT 10.1

                                                            EXECUTION

                            WORLD COLOR PRESS, INC.

                  LIMITED WAIVER, CONSENT AND SECOND AMENDMENT
                         TO SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT

    This LIMITED WAIVER, CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of June 9, 1997 and entered into by and among WORLD COLOR PRESS, INC., a Delaware corporation ("Company"), the Lenders party to the Credit Agreement referred to below on the date hereof (the "Lenders"), and BANKERS TRUST COMPANY, as Administrative Agent, and, for purposes of Section 8 hereof, THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HERETO (each a "Guarantor" and collectively, the "Guarantors"). All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).

                                    RECITALS

    WHEREAS, Company, the Lenders, BancAmerica Securities, Inc., as Syndication Agent, Citibank, N.A., as Documentation Agent and Bankers Trust Company, as Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of June 6, 1996, as amended or modified by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 10, 1996 (as so amended and modified, the "Credit Agreement");

    WHEREAS, Company has informed Administrative Agent and Lenders that Company plans to form a special purpose corporation or other entity solely for the purpose of acquiring Receivables Assets from Company and certain of its other Subsidiaries and engaging in activities related thereto (such special purpose entity, the "New Receivables SPC") and, together with the New Receivables SPC and such other Subsidiaries, to enter into a receivables facility (the "New Receivables Facility") with ABN Amro Bank, N.V. ("ABN Amro") and Amsterdam Funding Corporation ("Amsterdam Funding") and certain other parties, as described in the term sheet describing the New Receivables Facility a copy of which will be delivered to Administrative Agent and each Lender prior to the First Effective Date (as defined herein) (the "New Receivables Facility Term Sheet").

    WHEREAS, the parties hereto wish to (i) waive and modify compliance with the provisions of subsections 2.1A(ii)(b)(1), 2.4A(ii)(f), 2.4A(iii)(b), 2.4A(iii)(c) and 2.4D of the Credit Agreement to the extent such subsections require that the Receivables Proceeds from the New Receivables Facility (the "New Receivables Proceeds") be applied to repay the Tranche C Acquisition Term Loans and permanently reduce the Tranche B Commitments and Revolving Loan Commitments in the manner and to the limited extent described herein,
(ii) waive compliance with the provisions of subsections 5.8 and 5.13 of the Credit Agreement in the manner and to the limited extent described herein,
(iii) amend the applicable interest margin for certain Loans extended pursuant to the Credit Agreement, (iv) modify certain financial covenants and
(v) make certain other amendments as set forth below.

    NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                               1. LIMITED WAIVERS

    Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Lenders hereby waive and modify compliance with:

    (i) the order of application of the New Receivables Proceeds to the Loans and Commitments required pursuant to subsections 2.4A(ii)(f), 2.4A(iii)(b) and 2.4A(iii)(c) of the Credit Agreement solely to the extent necessary such that (a) the first $55,000,000 of New Receivables Proceeds shall be applied as follows: (x) $30,000,000 shall be applied to prepay the entire principal amount of the Existing Term Loans scheduled to be repaid in Fiscal Year 1998 (it being understood that the amortization of the Existing Term Loans shall be as provided under Scheduled Existing Term Repayment Amount I whether or not an Additional Subordinated Indebtedness Refinancing occurs after the date hereof) and (y) $25,000,000 shall be applied to prepay the entire principal amount of Tranche A Acquisition Term Loans scheduled to be repaid in Fiscal Year 1998 (it being understood that the amortization of the Tranche A Acquisition Term Loans shall be as provided under Scheduled Tranche A Repayment Amount I whether or not an Additional Subordinated Indebtedness Refinancing occurs after the date hereof) and (b) the remaining amount of New Receivables Proceeds up to $145,000,000 shall be applied as follows: (x) the first $100,000,000 shall be applied to prepay the principal amount of the Tranche B Acquisition Term Loans and (y) the remaining portion of such New Receivables Proceeds whenever received up to $45,000,000 shall be applied to prepay the principal amount of the Revolving Loans;

    (ii) the provisions of subsections 2.1A(ii)(b)(1), 2.4A(ii)(f), 2.4A(iii)(b), 2.4A(iii)(c) and 2.4D of the Credit Agreement to the extent and only to the extent that such subsections require that the Revolving Loan Commitments and Tranche B Commitments be reduced in connection with the application of the remaining $145,000,000 of New Receivables Proceeds described in clause (i)(b) above; and

    (iii) the provisions of subsection 5.8 to the extent that such provisions require that the New Receivables SPC execute and deliver the Guaranty and a counterpart to the Security Agreement; provided that Company shall promptly cause all of the equity and any Intercompany Indebtedness owed by the New Receivables SPC to the Company or any of its Subsidiaries to be pledged to Collateral Agent under the Security Agreement as required under subsection 5.8.

                                 2. AMENDMENTS

    2.1 Amendments to Section 1: Definitions

    A. Subsection 1.1 of the Credit Agreement is hereby amended by amending the definition of "Consolidated Excess Cash Flow" therein by adding the following after the words "(except to the extent of any such Consolidated Capital Expenditures financed during such Fiscal Year from the proceeds of Indebtedness incurred for such purpose)" in clause (c) thereof:


      "minus cash the Company uses to make Acquisitions during such Fiscal Year (except to the extent that any such Acquisition is made during such Fiscal Year with the proceeds of Indebtedness incurred for such purpose or the Cash Proceeds of any Asset Sale)".

    B. Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of "Receivables Assets" as follows:

      "Receivables Assets" means any accounts receivable arising in connection with the sale of inventory or services of Company or any of its Subsidiaries in the ordinary course of business and any related contract rights with respect to such accounts receivable (including, without limitation, rights with respect to such accounts receivable under printing contracts and security interests), any books, records and other documents or information (including computer programs, tapes, disks, software and related property and rights) with respect to, in each case, such accounts receivable and any lock boxes or Deposit Accounts into which only the proceeds of accounts receivable or any contract rights with respect to accounts receivable are transferred and any proceeds of the foregoing."

    C. Subsection 1.1 of the Credit Agreement is hereby amended by amending the definition of "Receivables SPC" therein by adding the following after the word "means" therein, it being understood that the New Receivables SPC shall be a Subsidiary of the Company that is a Receivables SPC under the Loan
Documents:

      "a Subsidiary or".

    D. Subsection 1.1 of the Credit Agreement is hereby amended by amending the definition of "Indebtedness" by adding the following after the words "Consolidated Total Indebtedness" contained in the proviso therein:

      "and subsection 7.2".

    E. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

      "Cumulative Receivables Proceeds Prepayment Amount" means an amount equal to (i) the aggregate of all Receivables Proceeds Prepayment Amounts minus (ii) prepayments that have occurred pursuant to subsection 2.4A(ii)(f) as a result of the increase of the New Receivables Facility over and above $200,000,000; provided that no Receivables Proceeds Prepayment Amount calculated with respect to any Acquisition shall be counted for purposes of clause (i) above to the extent that, at the time the applicable New Receivables Proceeds are received and a calculation is required pursuant to the proviso of subsection 2.4A(ii)(f), the Receivables Assets allocable to the business acquired in such Acquisition are not being transferred to the New Receivables SPC under the New Receivables Documents."

      "New Receivables Agreement" means that certain receivables sale agreement among New Receivables SPC (as defined in the Second
    Amendment), Amsterdam Funding Corporation and certain other parties, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

      "New Receivables Documents" means the New Receivables Agreement together with the documents entered into by Company or any of its Subsidiaries in connection therewith or pursuant thereto, including, without limitation, each agreement between Company and one or more of its Subsidiaries which provides for the transfer of Receivables Assets, as the same may be amended, restated, supplemented or otherwise modified from time to time."

      "New Receivables Facility" means that certain receivables facility with Amsterdam Funding Corporation approved by Lenders pursuant to the Second Amendment in the initial aggregate principal amount of approximately $200,000,000."

      "New Receivables Proceeds" means the Receivables Proceeds received by the Company or any of its Subsidiaries in connection with the New Receivables Facility."

      "Receivables Proceeds Prepayment Amount" means in connection with any Acquisition consummated after the effectiveness of the Second Amendment which the Company directly or indirectly consummates with proceeds of any Loans, an amount equal to (i) the product of (a) the accounts receivable of the Target of such Acquisition or the accounts receivable allocable to the assets of the Target being acquired in such Acquisition that would qualify as "eligible receivables" under the New Receivables Agreement as in effect on the date of such Acquisition to the extent reflected on the consolidated financial statements of Company as of the time immediately following such Acquisition and (b) a fraction, the numerator of which equals the amount of cash consideration financed directly or indirectly with Loans and the denominator of which equals the aggregate cash consideration paid by the Company and its Subsidiaries in connection with such Acquisition, multiplied by (ii) 80%."

      "Second Amendment" means that certain Limited Waiver, Consent and Second Amendment to Second Amended and Restated Credit Agreement dated as of June 9, 1997 among Company, Lenders, Administrative Agent and the Subsidiaries of Company listed on the signature pages thereto.

    2.2 Amendments to Section 2: Amounts and Terms of Commitments and
        Loans; Notes

    A. Rate of Interest.

    (i) Applicable Margin. Subsection 2.2A(i) is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor, with the understanding that the Applicable Margin with respect to outstanding Loans will change upon the effectiveness of this subsection 2.2A(i):

                                      APPLICABLE   APPLICABLE
              LEVERAGE RATIO           MARGIN I     MARGIN II
              ----------------------  -----------  -----------
              Less than 2.50:1.00        0.000%       0.000%
              2.50:1.00--2.99:1.00       0.000%       0.000%
              3.00:1.00--3.49:1.00       0.000%       0.000%
              3.50:1.00--3.99:1.00       0.000%       0.000%
              4.00:1.00--4.49:1.00       0.000%       0.000%
              4.50:1.00 and greater      0.250%       0.125%

    (ii) Applicable Eurodollar Rate Margin. Subsection 2.2A(ii) is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor with the understanding that the Applicable Eurodollar Rate Margin with respect to outstanding Loans will change upon the effectiveness of this subsection 2.2A(ii):

                                        APPLICABLE       APPLICABLE
                                        EURODOLLAR       EURODOLLAR
              LEVERAGE RATIO           RATE MARGIN I   RATE MARGIN II
              ----------------------  ---------------  ---------------
              Less than 2.50:1.00          0.250%           0.125%
              2.50:1.00--2.99:1.00         0.375%           0.250%
              3.00:1.00--3.49:1.00         0.625%           0.500%
              3.50:1.00--3.99:1.00         0.750%           0.625%
              4.00:1.00--4.49:1.00         1.000%           0.875%
              4.50:1.00 and greater        1.250%           1.125%

    B. Prepayments from Proceeds of Permitted Receivables Transaction. Subsection 2.4A(ii)(f) is hereby amended by adding the following proviso at the end thereof:

      "; provided that New Receivable Proceeds (as defined in the Second Amendment) received by Company or any of its Subsidiaries that constitute an increase in the New Receivables Facility to an amount greater than $200,000,000 shall not be required to be applied to prepay the Loans and reduce the Commitments as provided herein except to the extent of the Cumulative Receivables Proceeds Prepayment Amount in effect at the time of such receipt by the Company or such Subsidiary of Company."

    C. Prepayments and Reductions Due to Issuance of Debt. Subsection 2.4A(ii)(c) is hereby amended by adding the following proviso at the end of the first sentence thereof:

      "; provided, further that cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) from the issuance or sale of any Additional Subordinated Indebtedness or other debt Securities of Company or any of its Subsidiaries shall not include any Receivables Proceeds for purposes of this subsection 2.4A(ii)(c)."

    2.3. Amendments to Section 5: Affirmative Covenants

    Deposit Accounts and Cash Management Systems. Subsection 5.13 is hereby amended by adding the following at the end thereof:

      "Notwithstanding anything herein and to the contrary, this subsection
    5.13 shall not apply to any Deposit Accounts of the New Receivables SPC or any Deposit Accounts of Company which only hold payments in respect of Receivables

    Assets which Receivables Assets have been transferred to the New Receivables SPC."

    2.4. Amendments to Section 6: Negative Covenants

    A. Indebtedness. Subsection 6.1 is hereby amended by deleting the period at the end of subsection 6.1(xii), adding a semi-colon in its place and by adding new subsections 6.1(xiii) and 6.1(xiv) thereto as follows:

      "(xiii) New Receivables SPC (as defined in the Second Amendment) may become and remain liable with respect to any Indebtedness under the New Receivables Documents; provided that neither Company nor any of its other Subsidiaries (other than the New Receivables SPC) shall have guarantied or pledged any of their respective assets to secure such Indebtedness, it being understood that Company may enter into customary unsecured indemnities (as reasonably determined by Company) under the New Receivables Documents (including without limitation an indemnity as to customary yield protection, increased cost and reduced return obligations (as reasonably determined by the Company) of the New Receivables SPC); provided that such indemnities do not constitute a guaranty of collectibility of any Receivables Assets or a guaranty of the payment of principal or interest of any Indebtedness of the New Receivables SPC (or the equivalent with respect to Receivables Assets sold by the New Receivables SPC); and

        (xiv) New Receivables SPC (as defined in the Second Amendment) may become and remain liable with respect to promissory notes issued to Company or any Subsidiary of Company that evidence payment of the purchase price of Receivables Assets acquired by the New Receivables SPC (as defined in the Second Amendment) from the Company or such Subsidiary as provided for under the New Receivables Documents."

    B. Liens. Subsection 6.2 is hereby amended by deleting the period at the end of subsection 6.2(vi), adding a semi-colon in its place and by adding new subsection 6.2(vii) thereto as follows:

      "and (vii) Liens granted by the New Receivables SPC (as defined in the Second Amendment) in its Receivables Assets and in its rights under the New Receivables Documents pursuant to the New Receivables Documents."

    C. Investments; Joint Ventures. Subsection 6.3 is hereby amended by deleting the period at the end of subsection

6.3(xi), adding a semi-colon in its place and by adding new subsections 6.3(xii) and 6.3(xiii) thereto as follows:

  "(xii) Company may own the equity interests in the New Receivables SPC (as defined in the Second Amendment); and

      (xiii) Company and its Subsidiaries may receive and hold promissory notes issued by the New Receivables SPC (as defined in the Second Amendment) in connection with the sale of Receivable Assets to the New Receivables SPC (as defined in the Second Amendment) as provided under the New Receivables Documents."

    D. Contingent Obligations. Subsection 6.4 is hereby amended by deleting the period at the end of subsection 6.4(vi), adding a semi-colon in its place and by adding new subsection 6.4(viii) thereto as follows:

      "(viii) New Receivables SPC may become and remain liable with respect to Contingent Obligations incurred pursuant to the New Receivables Documents."

    E. Consolidated Fixed Charge Coverage Ratio. Subsection 6.6A is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:

                                                          MINIMUM
                                                        CONSOLIDATED
                                                        FIXED CHARGE
                       REFERENCE DATE                  COVERAGE RATIO
                       --------------                  --------------
           Second Fiscal Quarter 1996..............      1.85:1.00
           Third Fiscal Quarter 1996...............      1.90:1.00
           Fourth Fiscal Quarter 1996..............      2.00:1.00
           First Fiscal Quarter 1997...............      2.00:1.00
           Second Fiscal Quarter 1997..............      2.00:1.00
           Third Fiscal Quarter 1997...............      2.00:1.00
           Fourth Fiscal Quarter 1997..............      2.00:1.00
           First Fiscal Quarter 1998...............      2.00:1.00
           Second Fiscal Quarter 1998..............      1.75:1.00

                                                          MINIMUM
                                                        CONSOLIDATED
                                                        FIXED CHARGE
                       REFERENCE DATE                  COVERAGE RATIO
                       --------------                  --------------
           Third Fiscal Quarter 1998...............      1.75:1.00
           Fourth Fiscal Quarter 1998..............      1.50:1.00
           First Fiscal Quarter 1999...............      1.50:1.00
           Second Fiscal Quarter 1999..............      1.30:1.00
           Third Fiscal Quarter 1999...............      1.30:1.00
           Fourth Fiscal Quarter 1999..............      1.30:1.00
           First Fiscal Quarter 2000...............      1.30:1.00
           Second Fiscal Quarter 2000..............      1.30:1.00
           Third Fiscal Quarter 2000...............      1.30:1.00
           Fourth Fiscal Quarter 2000..............      1.20:1.00
           First Fiscal Quarter 2001...............      1.20:1.00
           Second Fiscal Quarter 2001..............      1.20:1.00
           Third Fiscal Quarter 2001...............      1.20:1.00
           Fourth Fiscal Quarter 2001..............      1.20:1.00
           First Fiscal Quarter 2002...............      1.20:1.00
           Second Fiscal Quarter 2002..............      1.00:1.00
           Third Fiscal Quarter 2002...............      1.00:1.00


    F. Leverage Ratio. Subsection 6.6B is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:

           REFERENCE DATE                      MAXIMUM LEVERAGE RATIO
           --------------                      ----------------------
       Second Fiscal Quarter 1996..............      4.95:1.00
       Third Fiscal Quarter 1996...............      4.65:1.00
       Fourth Fiscal Quarter 1996..............      4.15:1.00
       First Fiscal Quarter 1997...............      4.15:1.00
       Second Fiscal Quarter 1997..............      4.15:1.00
       Third Fiscal Quarter 1997...............      4.15:1.00
       Fourth Fiscal Quarter 1997..............      3.90:1.00
       First Fiscal Quarter 1998...............      3.90:1.00
       Second Fiscal Quarter 1998..............      3.65:1.00
       Third Fiscal Quarter 1998...............      3.65:1.00
       Fourth Fiscal Quarter 1998..............      3.65:1.00
       First Fiscal Quarter 1999...............      3.40:1.00
       Second Fiscal Quarter 1999..............      3.40:1.00
       Third Fiscal Quarter 1999...............      3.40:1.00
       Fourth Fiscal Quarter 1999..............      3.15:1.00
       First Fiscal Quarter 2000...............      3.15:1.00
       Second Fiscal Quarter 2000..............      3.15:1.00
       Third Fiscal Quarter 2000...............      3.15:1.00
       Fourth Fiscal Quarter 2000..............      2.65:1.00
       First Fiscal Quarter 2001...............      2.65:1.00

           REFERENCE DATE                      MAXIMUM LEVERAGE RATIO
           --------------                      ----------------------
       Second Fiscal Quarter 2001..............      2.65:1.00
       Third Fiscal Quarter 2001...............      2.65:1.00
       Fourth Fiscal Quarter 2001..............      2.15:1.00
       First Fiscal Quarter 2002...............      2.15:1.00
       Second Fiscal Quarter 2002..............      2.15:1.00
       Third Fiscal Quarter 2002...............      2.15:1.00

    G. Restriction on Fundamental Changes. Subsection 6.7 is hereby amended by deleting the period at the end of subsection 6.7(ix), adding a semi-colon in its place and by adding the following clause (x) at the end thereof:

      "and (x) in addition to the Acquisitions permitted under subsection 6.7(v) and the dispositions permitted under subsection 6.7(iii), the Company may exercise its early buyout option with respect to any or all of the equipment being leased under the GECC Leveraged Lease and may sell any or all of such equipment to a third party in connection with its entry into another Operating Lease for such equipment within 30 days of exercising its early buyout option, it being understood and agreed that such sale shall not be deemed to be an Asset Sale for purposes of this Agreement, that subsection 2.4 hereof shall not apply to the proceeds of any such sale and that, during the 30 day period after the acquisition of such equipment by the Company, such equipment shall be "Excluded Collateral" that is not pledged to secure any Obligations."

    H. Limitation on Net Consolidated Capital Expenditures. Subsection 6.9 is hereby amended by adding "(i)" after the words "Notwithstanding the foregoing," in the second sentence and by adding the following at the end thereof:

      "and (ii) if the Company exercises its early buyout option with respect to the equipment being leased under the GECC Leveraged Lease to the extent that the Company enters into another Operating Lease with respect to equipment previously leased pursuant to the GECC Leveraged Lease within 30 days it will not be deemed to be a Consolidated Capital Expenditure under this subsection 6.9."

    I. Sale or Discount of Receivables. Subsection 6.10 is hereby amended by adding the following after the words "or otherwise convey their respective Receivables Assets to a Receivables SPC" contained in the proviso therein:

      "(or to the Company which then sells, transfers or otherwise conveys such Receivables Assets to a Receivables SPC)."

    Subsection 6.10 is further amended by adding the words "to the extent required" after the words "so long as Company applies the Receivables Proceeds thereof to prepay the Loans" contained in the proviso therein.

    J. Transactions with Affiliates. Subsection 6.11 is hereby amended by adding the following at the end thereof:

      "or (v) the transactions contemplated by the New Receivables
    Documents."

    K. Other Indebtedness; Amendments and Waivers of Certain Documents. Subsection 6.12 is hereby amended by adding the following paragraph after the first paragraph thereof:

      "Neither Company nor any of its Subsidiaries will amend or otherwise change the terms of the New Receivables Documents as in effect on the Second Effective Date (as such term is defined in the Second Amendment) or make any payment consistent with an amendment or change thereto, if the effect of such amendment or change is to increase the applicable interest rate thereunder in a material amount, change the dates upon which payments are due thereunder in a manner adverse in any material respect to the obligor, change any event of default or termination event or condition to an event of default or termination event under such New Receivables Documents in a manner adverse in any material respect to the Company or any of its Subsidiaries, or which amendment or change, together with all other amendments or changes made, increases in any material respect the obligations of the Company or any of its Subsidiaries or confers additional rights on the holder of the Indebtedness or other obligations of the Company and its Subsidiaries which would be adverse in any material respect to Company, any of its Subsidiaries or Lenders."

    2.5. Amendments to Exhibits.

         The Compliance Certificate attached to the Credit Agreement as Exhibit IV is amended to add the following at the end thereof:

     "M. Receivables Proceeds Prepayment Amount

         Set forth below is a description of each Acquisition consummated in the preceding Fiscal Quarter along with the corresponding Receivables Proceeds Prepayment Amount for each such Acquisition which generated a Receivables Proceeds
              Prepayment Amount:

         1. The Accounts Receivable of the Target of the Acquisition or accounts receivable allocable to the assets of the Target being acquired in the Acquisition as indicated on the most recent audited financial statements of the Target:
                                                       $______

         2. A fraction, the numerator of which equals the amount of cash consideration financed directly or indirectly with Loans and the denominator of which equals the aggregate cash consideration paid by the Company and its Subsidiaries in connection with the Acquisition:
                                                         $______

         3.   Receivables Proceeds Prepayment Amount
              ((1) x (2) x 80%):
                                                         $______

    [Repeat for each Acquisition in Fiscal Quarter]

         4. Total Receivables Proceeds Prepayment Amounts for Fiscal Quarter:
                                                         $______

    N.   Cumulative Receivables Proceeds Prepayment Amount

         1. Cumulative Receivables Proceeds Prepayment Amount as of the end of the preceding Fiscal Quarter:
                                                         $______

         2.   Total Receivables Proceeds Prepayment Amount for
              Fiscal Quarter (see item M.4. above):
                                                         $______

         3. Prepayments that have occurred pursuant to subsection 2.4A(ii)(f) as a result of the increase of the New Receivables Facility over and above
              $200,000,000 during Fiscal Quarter:
                                                         $______

         4. Cumulative Receivables Proceeds Prepayment Amount as of the end of Fiscal Quarter
              ((1) + (2) - (3)):
                                                         $______

    O.   New Receivables Facility

         1. Maximum Amount of New Receivables Facility as of the end of the preceding Fiscal Quarter:
                                                         $______

         2. Amount of Indebtedness under New Receivables Agreement as of the end of the previous Fiscal Quarter:
                                                         $______


3.                                CONSENT

         Pursuant to subsection 6.10 of the Credit Agreement and subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Administrative Agent and Lenders hereby consent to and approve the terms and conditions of the accounts receivables financing described in the New Receivables Term Sheet, substantially in the form of Exhibit A annexed hereto.


4.                LIMITATION OF WAIVERS, AMENDMENTS AND CONSENT

         Without limiting the generality of the provisions of subsection 9.7 of the Credit Agreement, the waivers, amendments and consent set forth above shall be limited precisely by their terms, shall not have any force or effect with respect to any other matter except as expressly provided above, and nothing in this Amendment shall be deemed to:

         (a) constitute a waiver or modification of any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the New Receivables Facility of otherwise); or

         (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

         Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.


5.                       CONDITIONS TO EFFECTIVENESS

    5.1. First Effective Date.

         Sections 2.1A, 2.2A, 2.4E, 2.4F, 2.4G, 2.4H, 3, 4, 5, 6, 7 and 8 of
this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent on or prior to June 30, 1997 (the date of satisfaction of such conditions being referred to herein as the "First Effective Date"):

         A. On or before the First Effective Date, Company and the Guarantors shall have delivered to Administrative Agent executed copies of this Amendment.

         B. On or before the First Effective Date, Lenders shall have delivered to Administrative Agent an executed original or telefacsimile of a counterpart of this Amendment or shall have orally confirmed to Administrative Agent that such Lender agreed to all of the terms and conditions of this Amendment, as set forth herein.

         C. On or before the First Effective Date, Administrative Agent shall have received for distribution to each Lender consenting to this Amendment in accordance with its Pro Rata Share under the Credit Agreement a non-refundable amendment fee equal to 0.05% of the aggregate Commitments in effect as of the date hereof.

    5.2. Second Effective Date.

         Sections 1, 2.1B, 2.1C, 2.1D, 2.1E, 2.2B, 2.2C, 2.3, 2.4A, 2.4B, 2.4C,
2.4D, 2.4I, 2.4J, 2.4K and 2.5 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent in subsections 5.2A and B set forth below on or prior to September 30, 1997 (the date of satisfaction of such conditions being referred to herein as the "Second Effective Date"):

         A. All of the conditions set forth in subsection 5.1. of this Amendment have been satisfied.

         B. On or before the Second Effective Date, Administrative Agent and the other Agents shall have received on behalf of Lenders copies of the final definitive agreements relating to the New Receivables Facility and, in addition either (i) Administrative Agent shall have received an Officer's Certificate of Company certifying that such final definitive agreements do not materially differ from the terms set forth in the New Receivables Facility Term Sheet or
(ii) in the event that such final definitive agreements materially differ from the terms set forth in the New Receivables Facility Term Sheet, Requisite Lenders shall have approved such final documentation relating to such New Receivables Facility.

         C. On or after the Second Effective Date, the Collateral Agent is authorized to release the Receivables Assets transferred to the New Receivables SPC in connection with the New Receivables Documents, and in connection therewith the Collateral Agent shall execute and file UCC releases and take such other actions as are necessary to effect the release of such Liens in the Receivables Assets.


6.             COMPANY'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

         A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the ``Amended Agreement").

         B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

         C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Second Amendment Effective date and disclosed in writing to Lenders.

         D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. Binding Obligation. This Amendment has been duly executed and delivered by Company and, when executed and delivered, this Amendment and the Amended Agreement will be the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Effective Date and the Second Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.


7.                            MISCELLANEOUS

         A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

         (i) On and after the First Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder",
         "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 9.3 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

         C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1, 2 and 3 hereof, the effectiveness of which is governed by Section 5 hereof) shall become effective upon the execution of a counterpart hereof by Company, Lenders, Syndication Agent, Distribution Agent and Administrative Agent and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.


8.                  ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

         Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under the Guaranty shall not be impaired or affected and the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.


                   [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                             WORLD COLOR PRESS, INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE LANMAN COMPANIES, INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             LANMAN LITHOTECH, INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             CENTRAL FLORIDA PRESS, L.C.


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             NORTHEAST GRAPHICS INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             THE WESSEL COMPANY, INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             IMAGE TECHNOLOGIES, INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             SHEA COMMUNICATIONS COMPANY


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             KRUEGER ACQUISITION CORPORATION


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             KRI, INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             RAI, INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             BCK 140 PARTNERSHIP

                             By:  WORLD COLOR PRESS, INC.,
                                  its General Partner


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             By:  THE LANMAN COMPANIES, INC., its General
                                  Partner


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             WORLD COLOR BOOK SERVICES, INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             BANKERS TRUST COMPANY,
                             individually as a Lender and
                             as Administrative Agent


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             BANK OF AMERICA NT & SA,
                             as a Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             CITIBANK, N.A.,
                             as a Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             ABN AMRO BANK, NV, NEW YORK BRANCH,
                             as Lender

                             By:  ABN Amro North America, Inc.,
                                  as Agent


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             BANK OF MONTREAL,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             THE BANK OF NOVA SCOTIA
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             BANK OF SCOTLAND,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             BANK OF TOKYO - MITSUBISHI TRUST COMPANY, as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             BANQUE PARIBAS,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             CIBC, INC.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             FLEET NATIONAL BANK,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE FUJI BANK, LIMITED, NEW YORK BRANCH, as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE INDUSTRIAL BANK OF JAPAN, LTD.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE LONG-TERM CREDIT BANK OF JAPAN, LTD. CHICAGO BRANCH, as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             NATIONSBANK, N.A.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             PNC BANK, KENTUCKY, INC.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE SANWA BANK, LIMITED,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             BANK OF IRELAND, GRAND CAYMAN BRANCH,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             BANKBOSTON, N.A. (formerly know as The First
                             National Bank of Boston), as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             CREDIT LYONNAIS NEW YORK BRANCH,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             CREDIT SUISSE FIRST BOSTON (formerly
                             known as Credit Suisse),
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE DAI-ICHI KANGYO BANK, LTD.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                             BRANCHES,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE SAKURA BANK, LIMITED,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH, as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH, as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             TORONTO DOMINION (NEW YORK), INC.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             UNITED JERSEY BANK,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE YASUDA TRUST AND BANKING CO., LTD., NEW YORK BRANCH, as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE TOKAI BANK, LTD., NEW YORK BRANCH,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             MERITA BANK LTD NEW YORK BRANCH
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             BAYERISCHE VEREINSBANK AG, NEW YORK BRANCH, as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE BANK OF NEW YORK,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             RIGGS BANK N.A.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             FIRST UNION NATIONAL BANK,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             GIROCREDIT BANK
                             AKTIENGESELLSCHAFT DER SPARKASSEN,
                             GRAND CAYMAN ISLAND BRANCH,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             BANK LEUMI TRUST COMPANY NEW
                             YORK,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             CAISSE NATIONALE DE CREDIT AGRICOLE,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:




                             GOLDMAN SACHS CREDIT PARTNERS L.P.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             LEHMAN COMMERCIAL PAPER INC.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:



                             MORGAN STANLEY SENIOR FUNDING, INC.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:




                             THE TOYO TRUST AND BANKING CO. LTD.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title: